UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  December 13, 2010 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.            Regulation FD Disclosure.

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

           On December 8, 2010, Capstone Therapeutics Corp. announced by press release that it will host a teleconference and webcast to discuss AZX100 clinical and other data, on Tuesday, December 14, 2010 at 11:00am EST / 10:00am CST / 9:00am MST / 8:00am PST.  The teleconference may be accessed at (877) 303-9204 (U.S.), (760) 536-5225 (outside U.S.); accompanying slides can be viewed by logging onto the Investors section of the Company’s website, www.capstonethx.com.  A replay will be available beginning December 14, 2010 at 1:00pm EST until midnight December 17, 2010 and may be accessed at (800) 642-1687 (U.S.) or (706) 645-9291 (outside U.S.) with conference ID 30689632.  A copy of the presentation “Capstone Therapeutics AZX100 Dermal Scarring Clinical Development Program December 14, 2010” is attached as Exhibit 99.1 and is incorporated by reference herein.

Section 8 – Other Events

Item 8.01             Other Events

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On December 13, 2010, Capstone Therapeutics Corp. issued a press release on the results of AZX100 Phase 2a Pilot Clinical Trials in Keloid and Surgical Scarring.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits.

(d)                      Exhibits

Exhibit No.          Description

99.1                       AZX100 Dermal Scarring Clinical Development Program December 14, 2010

99.2                       Press Release dated December 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 14, 2010                                                                                     CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman